Note 12 - Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

NOTE 12 – INCOME TAXES

At December 31, 2014, the Company had deferred tax assets principally arising from net operating loss carry-forwards and stock based compensation for income tax purposes.  The Company calculates its deferred tax assets using the federal tax rate of 35% and the following effective state rates, net of federal benefits: Idaho (0.1%), Utah (2.3%), and New York State/New York City (0.45%).  Due to operating losses and the uncertainty of future profitability, a valuation allowance has been recorded to fully offset the Company’s deferred tax assets.

The tax effect of items that give rise to the deferred tax assets and liabilities are as follows:

	December 31, 2014	December 31, 2013
Deferred tax assets:
Net operating loss carryforward	$23,246,809	$18,454,164
Stock-based compensation	4,121,311	3,685,646
Stock Award Payable	--	40,792
Total deferred tax assets	27,368,120	22,180,602

Deferred tax liabilities:
Property and equipment	(673,241)	(421,025)

Less: valuation allowance	(26,694,879)	(21,759,577)
	$--	$--

In assessing the realization of deferred tax assets, management determines whether it is more likely than not some, or all, of the deferred tax assets will not be realized.  The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the carryforward period as well as the period in which those temporary differences become deductible.  Management considers the reversal of taxable temporary differences, projected taxable income and tax planning strategies in making this assessment.  Based upon historical losses and the possibility of continued losses over the periods that the deferred tax assets are deductible, management believes it is more likely than not that the Company will not realize the benefits of these deferred tax assets and thus recorded a valuation allowance against the entire deferred tax asset balance.  The valuation allowance increased by $4,935,303, $5,034,877, and $3,903,777 in the years ended December 31, 2014, 2013, and 2012, respectively.

At December 31, 2014, the Company had net operating loss carry-forwards of $62,196,737 for federal income tax purposes and $39,533,764 for state and local income tax purposes.  The federal net operating loss carry-forwards are available to be utilized against future taxable income through fiscal year 2034 and state loss carry-forwards expire from 2024 through 2034, subject to substantial restrictions on the utilization of net operating losses in the event of an “ownership change” as defined by the Internal Revenue Code.  Utilization of the Company’s federal and state net operating loss carry-forwards are subject to limitations as a result of these restrictions. No amounts were provided for unrecognized tax benefits attributable to uncertain tax positions as of December 31, 2014 and 2013. All tax years prior to 2011 are not subject to IRS and state tax authorities’ audit, except for examination of the net operating loss carryforward, which dates back to 2003.

A reconciliation of the differences between the effective and statutory income tax rates is as follows:

	December 31, 2014		December 31, 2013		December 31, 2012

Federal statutory rate	$(3,610,711)	35.0%	$(4,572,234)	35.0%	$(3,406,340)	35.0%
State income taxes – Idaho	(11,016)	0.1%	(14,264)	0.1%	(37,982)	0.4%
State income taxes - Utah	(239,093)	2.3%	(199,166)	1.5%	(227,169)	2.3%
State and local income taxes - NY	(46,372)	0.4%	(58,721)	0.5%	--	--
Change in valuation allowance	4,935,302	(47.8%)	5,034,877	(39.0% )	3,903,777	(40.1% )
Net nontaxable gain on derivative	(843,861)	8.2%	(290,623)	2.2%	(232,286)	2.4%
Miscellaneous	(184,249)	1.8%	100,131	(0.3% )	-	--

	$--	0%	$--	0%	$--	0%